Exhibit 99.1
Selectica Appoints Alan Howe to Board of Directors
SAN JOSE, CA, January 12, 2009 —Selectica (NASDAQ: SLTC), a leading provider of contract management and sales configuration solutions, today announced the appointment of Alan B. Howe as a member of its board of directors.
Mr. Howe has extensive operational experience as well as involvement with many aspects of corporate finance and business development. He is co-founder and managing partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm. He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company. Prior to that, Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS. Mr. Howe is a member of the board of directors of Proxim Wireless Corporation, Alliance Semiconductor Corporation, Crossroads Systems, Inc., LCC International, Anacomp Inc. and Dyntek, Inc. Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business.
“Alan has exceptional experience in working with companies such as Selectica and his knowledge will be invaluable to us,” said Brenda Zawatski, co-chair of Selectica. “It is a pleasure to welcome him to the board and I look forward to working with him.”
About Selectica, Inc.

Selectica (Nasdaq: SLTC) provides its customers with software solutions that automate the complexities of enterprise contract management and sales configuration lifecycles. The company’s high-performance solutions underlie and unify critical business functions including sourcing, procurement, governance, sales and revenue recognition. Selectica has been providing innovative, enterprise-class solutions for the world’s largest companies for over 10 years and has generated substantial savings for its customers. Selectica customers represent leaders in manufacturing, technology, retail, healthcare and telecommunications, including: ABB, Ace Hardware, Bell Canada, Cisco, Covad Communications, General Electric, Hitachi, International Paper, Juniper Networks, Levi Strauss & Co., Rockwell Automation, Tellabs, and 7-Eleven. Selectica is headquartered in San Jose, CA. For more information, visit the company’s Web site at www.selectica.com.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements in this release and elsewhere by Selectica are forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the Company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of Company operations, or the performance or achievements of the Company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to fluctuations in demand for Selectica’s products and services; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Company’s industry; and risks related to the Company’s past stock granting policies and related restatement of financial statements. Selectica undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional risk factors concerning the Company can be found in the Company’s most recent Form 10-KSB, and other reports filed by the Company with the Securities and Exchange Commission.
Contact:

Scott Wilson, 415-785-7945, ir@selectica.com